EXHIBIT 32.1

                    ALLION HEALTHCARE, INC. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)

         In connection with the Amended Annual Report of Allion Healthcare, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael P. Moran, Chairman, President, Chief Executive Officer, Secretary, and Acting Chief Financial Officer of the Company, DO certify, pursuant to
SECTION 906 of the Sarbanes-Oxley Act of 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated:  April 28, 2004



                                           By: /S/ MICHAEL P. MORAN
                                           ------------------------
                                           Michael P. Moran
                                           Chairman, President, Chief Executive
                                           Officer, Secretary and Acting Chief
                                           Financial Officer